Exhibit 99.4

FINANCIAL STATEMENTS OF STEEL PARTNERS II LIQUIDATING SERIES TRUST

Independent Auditors’ Report

Statement of Net Assets as of December 31, 2009

Condensed Schedule of Investments of December 31, 2009

Statement of Operations for the period July 15, 2009 through December 31, 2009

Statement of Changes in Net Assets for the period July 15, 2009 through December 31, 2009

Statement of Cash Flows for the period July 15, 2009 through December 31, 2009

Notes to Financial Statements

Report of Independent Certified Public Accountants

Statement of Net Assets as of December 31, 2010

Condensed Schedule of Investments of December 31, 2010

Statement of Operations for the year ended December 31, 2010

Statement of Changes in Net Assets the year ended December 31, 2010

Statement of Cash Flows the year ended December 31, 2010

Notes to Financial Statements

Report of Independent Certified Public Accountants

Statement of Net Assets as of December 31, 2011

Condensed Schedule of Investments of December 31, 2011

Statement of Operations for the year ended December 31, 2011

Statement of Changes in Net Assets the year ended December 31, 2011

Statement of Cash Flows for the year ended December 31, 2011

Notes to Financial Statements

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS’ REPORT

STEEL PARTNERS II LIQUIDATING SERIES TRUST

For the period from July 15, 2009 (commencement of operations) to December 31, 2009

C O N T E N T S

Page

Independent Auditors’ Report	3

Financial Statements

Statement of Net Assets	4

Condensed Schedule of Investments	5 - 6

Statement of Operations	7

Statement of Changes in Net Assets	8

Statement of Cash Flows	9

Notes to Financial Statements	10 - 17

Audit – Tax – Advisory Grant Thornton LLP 60 Broad Street, 24th Floor New York, NY 10004-2306 T 212.422.1000 F 212.422.0144 www.GrantThornton.com

INDEPENDENT AUDITORS’ REPORT

To the Trustees and the Beneficiaries of
     Steel Partners II Liquidating Series Trust

We have audited the accompanying statement of net assets of Steel Partners II Liquidating Series Trust (the “Trust”), including the condensed schedule of investments, as of December 31, 2009, and the related statements of operations,  changes in net assets and cash flows for the period July 15, 2009 through December 31, 2009.   These financial statements are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are  free  of material  misstatement.  An  audit  includes  consideration  of internal  control  over  financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose  of  expressing  an  opinion  on  the  effectiveness  of  the  Trust’s  internal  control  over  financial reporting.  Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steel Partners II Liquidating Series Trust as of December 31, 2009, and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
August 2, 2010

3

Steel Partners II Liquidating Series Trust
Statement of Net Assets
December 31, 2009
(expressed in United States dollars)

ASSETS

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Investments, at fair value (cost $239,677,548)	$11,292,123	$65,027,900	$21,784,959	$33,017,050	$54,544,379	$-	$26,701,784	$22,351,557	$50,702	$234,770,454
Cash and cash equivalents	1,419,928	1,240,443	894,101	1,241,711	1,416,497	30,251,421	2,613,772	383,007	1,714,758	41,175,638
Restricted cash	9,816	53,201	17,287	38,599	40,746	-	18,570	19,081	2,700	200,000
Interest receivable	307,946	-	546,116	-	818,166	-	-	-	-	1,672,228
Redemptions receivable	-	-	-	-	-	-	-	800,964	-	800,964
Total assets	$13,029,813	$66,321,544	$23,242,463	$34,297,360	$56,819,788	$30,251,421	$29,334,126	$23,554,609	$1,768,160	$278,619,284

LIABILITIES AND NET ASSETS

Accrued expenses & other liabilities	$-	$-	$-	$-	$-	$32,928	$-	$-	$-	$32,928
Distributions payable	-	-	-	-	-	30,218,493	2,200,000	-	-	32,418,493
Total liabilities						30,251,421	2,200,000	-	-	32,451,421
Total net assets	$13,029,813	$66,321,544	$23,242,463	$34,297,360	$56,819,788	$-	$27,134,126	$23,554,609	$1,768,160	$246,167,863

The accompanying notes are an integral part of this statement.

4

Steel Partners II Liquidating Series Trust
Condensed Schedules of Investments
December 31, 2009
(expressed in United States dollars)

Shares	Series	Fair Value

	Series A

	Debt - Manufacturing, United States
	Bairnco Corporation, Prime rate plus 950bps per annum due 1/17/2013	$11,292,123
	Total (86.66%) (cost $11,292,123)	11,292,123

	Total investments, at fair value
	(86.66%) (cost $11,292,123)	$11,292,123

	Series B

	Common Stock - Insurance, Europe
377,818	Barbican Group Holdings Limited	$-
	Total (0.00%) (cost $78,125)	-

	Preferred Stock - Insurance, Europe
36,795,718	Barbican Group Holdings Limited	65,027,900
	Total (98.05%) (cost $82,720,869)	65,027,900

	Total investments, at fair value
	(98.05%) (cost $82,798,994)	$65,027,900

	Series C

	Debt - Manufacturing, United States
	BNS Holding, Inc, 15% per annum due 8/31/2011	$21,784,959
	Total (93.73%) (cost $21,784,959)	21,784,959

	Total investments, at fair value
	(93.73%) (cost $21,784,959)	$21,784,959

	Series D

	Common Stock - Restaurants, United States
72,236	F&H Acq Corp	$33,017,050
	Total (96.27%) (cost $36,117,825)	$33,017,050

	Total investments, at fair value
	(96.27%) (cost $36,117,825)	$33,017,050

The accompanying notes are an integral part of this statement.

5

Steel Partners II Liquidating Series Trust
Condensed Schedules of Investments (continued)
December 31, 2009
(expressed in United States dollars)

Shares	Series	Fair Value

	Series E

	Debt - Manufacturing, United States
	Handy and Harman, Prime plus 1300bps per annum due 6/30/2011	$54,544,379
	Total (96.00%) (cost $54,544,379)	54,544,379

	Total investments, at fair value
	(96.00%) (cost $54,544,379)	$54,544,379

	Series G

	Limited Partnership - Asia
	Steel Partners China Access I LP	$26,701,784
	Total (98.41%) (cost $13,450,054)	26,701,784

	Total investments, at fair value
	(98.41%) (cost $13,450,054)	$26,701,784

	Series H

	Limited Partnership - Asia
	Steel Partners Japan Strategic Fund, L.P.	$22,351,557
	Total Asia (94.89%) (cost $12,520,611)	22,351,557

	Total investments, at fair value
	(94.89%) (cost $12,520,611)	$22,351,557

	Series I

	Preferred Stock - United States
521,847	Food - Miscellaneous/Diversified	$27,714
	Total Preferred Stock (1.57%) (cost $678,402)	27,714

	Debt - United States
	Other	22,988
	Total (1.30%) (cost $4,890,201)	22,988

	Other - United States
	Other	-
	Total (0.00%) (cost $1,600,000)	-

	Total investments, at fair value
	(2.87%) (cost $7,168,603)	$50,702

The accompanying notes are an integral part of this statement.

6

Steel Partners II Liquidating Series Trust
Statement of Operations
For the period July 15, 2009 to December 31, 2009
(expressed in United States dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Net realized and unrealized gain (loss) from investment transactions
Realized loss, investments	$-	$-	$-	$-	$-	$(50,154)	$-	$-	$-	$(50,154)
Change in unrealized gain (loss) from investments and foreign currency translation	-	(1,100,694)	-	(14,252,304)	-	-	5,692,544	(647,587)	(1,699,351)	(12,007,392)
Change in unrealized - other	-	-	-	-	-	-	-	28,142	-	28,142
Total net realized and unrealized gain (loss) from investment and foreign currency translation	-	(1,100,694)	-	(14,252,304)	-	(50,154)	5,692,544	(619,445)	(1,699,351)	(12,029,404)

Investment income
Interest	664,271	-	1,472,757	-	5,533,904	4	-	-	-	7,670,936
Total investment income	664,271	-	1,472,757	-	5,533,904	4	-	-	-	7,670,936

Expenses
Professional Fees	10,000	10,000	10,000	10,000	10,000	42,928	10,000	10,000	10,000	122,928
Total Expenses	10,000	10,000	10,000	10,000	10,000	42,928	10,000	10,000	10,000	122,928
Net investment income (loss)	654,271	(10,000)	1,462,757	(10,000)	5,523,904	(42,924)	(10,000)	(10,000)	(10,000)	7,548,008
Net income (loss)	$654,271	$(1,110,694)	$1,462,757	$(14,262,304)	$5,523,904	$(93,078)	$5,682,544	$(629,445)	$(1,709,351)	$(4,481,396)

The accompanying notes are an integral part of this statement.

7

Steel Partners II Liquidating Series Trust
Statement of Changes in Net Assets
For the period July 15, 2009 to December 31, 2009
(expressed in United States dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Increase (decrease) in net assets from operations
Realized loss, investments	$-	$-	$-	$-	$-	$(50,154)	$-	$-	$-	$(50,154)
Change in unrealized gain (loss) from investments and foreign currency translation	-	(1,100,694)	-	(14,252,304)	-	-	5,692,544	(647,587)	(1,699,351)	(12,007,392)
Change in unrealized - other	-	-	-	-	-	-	-	28,142	-	28,142
Net investment income	654,271	(10,000)	1,462,757	(10,000)	5,523,904	(42,924)	(10,000)	(10,000)	(10,000)	7,548,008
Net increase/(decrease) in net assets from operations	654,271	(1,110,694)	1,462,757	(14,262,304)	5,523,904	(93,078)	5,682,544	(629,445)	(1,709,351)	(4,481,396)

Increase (decrease) in net assets from capital transactions
Contributions	12,375,542	67,432,238	21,779,706	48,559,664	51,295,884	30,311,571	23,651,582	24,184,054	3,477,511	283,067,752
Distributions	-	-	-	-	-	(30,218 493)	(2,200,000)	-	-	(32,418,493)
Net increase in net assets from capital transactions	12,375,542	67,432,238	21,779,706	48,559,664	51,295,884	93,078	21,451,582	24,184,054	3,477,511	250,649,259

Net increase in net assets	13,029,813	66,321,544	23,242,463	34,297,360	56,819,788	-	27,134,126	23,554,609	1,768,160	246,167,863

Net assets at the beginning of period	-	-	-	-	-	-	-	-	-	-

Net assets at the end of period	$13,029,813	$66,321,544	$23,242,463	$34,297,360	$56,819,788	$-	$27,134,126	$23,554,609	$1,768,160	$246,167,863

The accompanying notes are an integral part of this statement.

8

Steel Partners II Liquidating Series Trust
Statement of Cash Flows
For the period July 15, 2009 to December 31, 2009
(expressed in United States dollars)

Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Cash flows from operating activities
Net income (loss) from operations	$654,271	$(1,110,694)	$1,462,757	$(14,262,304)	$5,523,904	$(93,078)	$5,682,544	$(629,445)	$(1,709,351)	$(4,481,396)
Adjustments to reconcile net income (loss) to net cash provided by (used) in operating activities:
Realized and unrealized gain (loss) from investment and foreign currency transactions	-	1,100,694	-	14,252,304	-	50,154	(5,692,544)	647,586	1,699,352	12,057,546
Proceeds, distribution from investment	-	-	-	-	-	-	2,230,631	-	-	2,230,631
Purchases, payment-in-kind interest	(356,325)	-	(1,558,375)	-	(5,061,845)	-	-	-	-	(6,976,545)
Changes in assets and liabilities
(Increase) decrease in operating assets
Interest receivable	(307,946)	-	85,618	-	(472,059)	-	-	-	-	(694,387)
Redemption receivable	-	-	-	-	-	-	-	(28,140)	-	(28,140)
Restricted cash	(9,816)	(53,201)	(17,287)	(38,599)	(40,746)	-	(18,570)	(19,081)	(2,700)	(200,000)
Increase (decrease) in operating liabilities
Accrued expenses & other liabilities	-	-	-	-	-	32,928	-	-	-	32,928
Net cash provided by (used in) operating activities	(19,816)	(63,201)	(27,287)	(48,599)	(50,746)	(9,996)	2,202,061	(29,080)	(12,699)	1,940,637
Cash flows from financing activities
Capital contributions	1,439,744	1,303,644	921,388	1,290,310	1,467,243	30,261,417	411,711	412,087	1,727,457	39,235,001
Net cash provided by financing activities	1,439,744	1,303,644	921,388	1,290,310	1,467,243	30,261,417	411,711	412,087	1,727,457	39,235,001

NET CHANGE IN CASH	1,419,928	1,240,443	894,101	1,241,711	1,416,497	30,251,421	2,613,772	383,007	1,714,758	41,175,638

Cash at July 15, 2009	-	-	-	-	-	-	-	-	-	-
Cash at December 31, 2009	$1,419,928	$1,240,443	$894,101	$1,241,711	$1,416,497	$30,251,421	$2,613,772	$383,007	$1,714,758	$41,175,638
Noncash activities:
Assets received as contribution from Steel
Partners II, LP.
Investments at fair value	(10,935,798)	(60,481,343)	(20,226,584)	(47,269,354)	(49,482,534)	(50,154)	(23,239,871)	(22,999,145)	(1,750,054)	(236,434,837)
Accrued dividend	-	(5,647,251)	-	-	-	-	-	-	-	(5,647,251)
Accrued interest	-	-	(631,734)	-	(346,107)	-	-	-	-	(977,841)
Redemption receivable	-	-	-	-	-	-	-	(772,822)	-	(772,822)
Total assets received as capital contributions from Steel Partners II, L.P. (Note A)	$(10,935,798)	$(66,128,594)	$(20,858,318)	$(47,269,354)	$(49,828,641)	$(50,154)	$(23,239,871)	$(23,771,967)	$(1,750,054)	$(243,832,751)
Capital Contributions in the form of assets from Steel Partners II, L.P.	$10,935,798	$66,128,594	$20,858,318	$47,269,354	$49,828,641	$50,154	$23,239,871	$23,771,967	$1,750,054	$243,832,751
Distributions to beneficiaries
Capital distributions	$-	$-	$-	$-	$-	$30,218,493	$2,200,000	$-	$-	$32,418,493
Distributions payable	$-	$-	$-	$-	$-	$(30,218,493)	$(2,200,000)	$-	$-	$(32,418,493)

The accompanying notes are an integral part of this statement.

9

Steel Partners II Liquidating Series Trust
Notes to Financial Statements
December 31, 2009
(expressed in United States dollars)

NOTE A - ORGANIZATION

Steel Partners II Liquidating Series Trust (the “Trust”), a Delaware statutory trust, was formed and commenced operations on July 15, 2009.  The purpose of the Trust is to effect the orderly liquidation of certain assets previously held by Steel Partners II, L.P. (“SPII”) in connection with the withdrawal of the limited partners of Steel Partners II (Onshore) L.P. (the “Onshore Fund”).

The Trust is divided into Series A through I (each a “Series”).  Each Series is separate and distinct with respect to its assets, liabilities and net assets. Each individual Series has no liability or claim with respect to the liabilities or assets, respectively, of the other Series.  Each Series shares in the costs, assets and liabilities, if any, that are not specifically attributable to a particular Series.

Steel Partners II GP LLC is the liquidating trustee (the “Liquidating Trustee”).  CSC Trust Company of Delaware (“CSC”) is the Delaware trustee whose responsibilities are generally limited to providing certain services in connection with the administration of the Trust.  Steel Partners LLC is the investment manager of the Trust (the “Investment Manager”).  The Liquidating Trustee and the Investment Manager are under common control.

On July 15, 2009, SPII contributed $243,832,751 of non-cash assets and $39,235,001 of cash to the Trust and became the initial beneficiary of each Series.  In connection with the full withdrawal of the limited partners of the Onshore Fund on July 15, 2009, 56.25% of the beneficial interests of each Series were transferred to certain of the withdrawing limited partners, and SPII retained 43.75% of the beneficial interests of each Series.  SPII held certain assets of the Trust for the benefit of the Trust as its nominee until such assets could be assigned to the Trust.  As of December 31, 2009, SPII held no assets on behalf of the Trust.  The Investment Manager serves as the manager of SPII and its parent, Steel Partners Holdings L.P. (“SPH”).  SPII is a wholly owned subsidiary of SPH.

In December 2009 Series F was terminated.  In February 2010 Series C was terminated.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  On June 3, 2009, the Financial Accounting Standards Board (“FASB”) approved the FASB Accounting Standards Codification (“ASC”) to provide a consistent reference for all authoritative nongovernmental U.S. Generally Accepted Accounting Principles (“GAAP”). The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification replaces the historical standards-based referencing with a topic-based model organized by ASC number. Subsequent authoritative U.S. GAAP will be communicated via a new FASB document called an “Accounting Standards Update” (“ASU”). The Trust is using the Accounting Standards Codification for all footnote disclosures included herein and where appropriate has indicated the FASB references that were applicable prior to the ASC. The following are the significant accounting policies adopted by the Trust:

10

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE B (continued)

1.  Cash and cash equivalents and Restricted cash

All cash and cash equivalents are maintained in money-market accounts held with an internationally recognized institutional fund. Restricted cash collateralizes certain indemnification undertakings of the Trust to CSC and is maintained in money-market accounts held with an internationally recognized institutional fund.

2.  Use of Estimates

The preparation of financial statements in accordance with US GAAP requires the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from the estimates and differences may be material.

3.  Investments and Income

Transactions and related revenues and expenses are recorded on a trade-date basis.  Interest and dividend income are accrued as earned.

4.   Taxation

The Trust is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Trust recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  It must be applied to all existing tax positions upon initial adoption.  Based on its analysis, the Liquidating Trustee has determined that the adoption of this policy and as of December 31, 2009, that this policy did not have a material impact on the Trust’s financial statements. The Trust’s conclusions, however, regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

No provision for income taxes has been made since all items of gain, loss, income and expense are allocable to the beneficiaries for inclusion in their respective income tax returns.  The Trust files tax returns as prescribed by the tax laws of the jurisdictions in which it operates.  In the normal course of business, the Trust is subject to examination by federal, state and local authorities in such jurisdictions, where applicable.  As of December 31, 2009, the tax years that remain subject to examination under the relevant statute of limitations in such jurisdictions are from the year 2009 forward.  No interest expense or penalties have been assessed for the period July 15, 2009 to December 31, 2009.

11

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE B (continued)

5.   Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rates prevailing at the reporting date.  Foreign currency transactions are translated at the rate in effect at the date of the transaction.  Realized foreign exchange gains and losses arising from the sale of foreign currency investments are recorded within realized loss, investments included in the statement of operations. Unrealized foreign exchange gains and losses arising from changes in the value of investments relating to changes in exchange rates are included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.  Change in unrealized gains (losses) in foreign currency transactions from the translation of assets and liabilities other than investments are included within change in unrealized - other in the statement of operations.

NOTE C - RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2010-6, “Improving Disclosures About Fair Value Measurements” (“ASU 2010-6”).  The guidance in ASU 2010-6 requires additional disclosures on transfers in and out of the Levels 1 and 2 fair value measurements in the fair value hierarchy and the reasons for the transfers.  In addition the guidance requires that Level 3 purchases, sales, issuances and settlements activity on the Level 3 reconciliation be presented on a gross basis rather than a net basis.  The new guidance also requires additional fair value measurement disclosures for each class of assets and liabilities; and, further disclosure on valuation techniques and inputs used to measure fair value for fair value measurements within Level 2 and Level 3.  ASU 2010-6 is effective for interim periods and annual periods beginning after December 15, 2009, except for the Level 3 reconciliation disclosures which are effective for fiscal years beginning after December 15, 2010.  The adoption of ASU 2010-6 is not expected to have a material impact on the Trust’s net assets or results of operation.

In September 2009 the FASB issued FASB Accounting Standards Update (“ASU”) 2009-12, “Fair Value Measurements and Disclosures (“ASC 820”) Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent)”.  This update permits a reporting entity to measure the fair value of certain investments on the basis of the net asset value per share of the investment (or its equivalent). This update also requires new disclosures, by major category of investments, about the attributes of investments within the scope of this update.  The guidance in this update is effective for interim and

12

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE C (continued)

annual periods ending after December 15, 2009.  The adoption of ASU 2009-12 did not have a material effect on the Trust’s net assets or results of operations.

In May 2009, the FASB issued an update to ASC 855 “Subsequent Events” (“ASC 855”).  ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued.  The Trust has evaluated subsequent events for potential recognition and disclosure through the date of issuance of these financial statements.

NOTE D - ALLOCATION OF NET INCOME OR LOSS

The net income or loss for each Series is allocated among the beneficiaries in proportion to their respective beneficial interests.

NOTE E - RELATED PARTY TRANSACTIONS

The Liquidating Trustee and the Investment Manager receive no compensation with respect to the services each provides to the Trust. The Liquidating Trustee and the Investment Manager are reimbursed for any expenses incurred by or paid on behalf of the Trust and are reimbursed for all costs and expenses they incur in connection with the services they provide to the Trust. There were no such expenses for the Liquidating Trustee or the Investment Manager for the period ended December 31, 2009.

The investments held by Series A and Series E consist of debt securities of wholly-owned subsidiaries of WHX Corporation, a majority-owned subsidiary of SPH.  During the period July 15, 2009 to December 31, 2009, Series A and E recorded interest income of $664,271 and $5,533,904, respectively, from these investments and is included in the statement of operations. Interest receivable of $307,946 and $818,166, respectively, are due at December 31, 2009 and included in the statement of net assets.

The investment held by Series C at December 31, 2009 consisted of a debt security of BNS Holding, Inc. (“BNS”), a majority-owned subsidiary of SPH.  During the period July 15, 2009 to December 31, 2009, Series C recorded interest income of $1,472,757 on its investment and is included in the statement of operations.  Interest receivable of $546,116 is due at December 31, 2009 and is included in the statement of net assets.  In February 2010 BNS repaid the debt and outstanding interest in full.

13

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

 NOTE E (continued)

Series F had an investment in SP Acquisition Holdings, Inc. (“SPAH”), a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses or assets (a “Business Combination”) which was controlled by an affiliate of the Investment Manager. Series F had a co-investment obligation to SPAH should a Business Combination have taken place by October 10, 2009, which Series F held sufficient cash to fund. The obligation was terminated as a Business Combination was not completed, which also rendered the investment held by Series F in SPAH worthless.  During the period July 15, 2009 to December 31, 2009, Series F recorded a realized loss of $50,154 on SPAH and is included within realized loss, investments in the statement of operations.

The investment held by Series G is an investment in Steel Partners China Access I L.P., a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the period July 15, 2009 to December 31, 2009, Series G recorded an unrealized gain of $5,692,544 on its investment and is included within change in unrealized, investments in the statement of operations.

The investment held by Series H is an investment in Steel Partners Japan Strategic Fund, L.P., a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the period July 15, 2009 to December 31, 2009, Series H recorded an unrealized loss of $647,587 on its investment and is included within change in unrealized, investments in the statement of operations.  At December 31, 2009, Series H had a redemption receivable of $800,964 with respect to this investment and is included in the statement of net assets.

Officers of the Investment Manager and employees of its affiliates hold executive level positions and/or board memberships in several of the Trust’s investments.

NOTE F - INVESTMENTS AT FAIR VALUE

The Trust complies with ASC 820 (formerly SFAS No. 157) “Fair Value Measurements,” which establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

14

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE F (continued)

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 are listed equities.

Level 2 –
Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies.  Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities.

Level 3 –
Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.  The inputs into the determination of fair value require significant management judgment or estimation.  Investments in this category include investments in private companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Trust employs various methods within the market approach, income approach and/or cost approach and has also considered whether there were observable inputs. Certain discounts and other judgment factors were applied to arrive at each investment’s fair value.

At December 31, 2009, all investments held by each Series are Level 3 investments.

At December 31, 2009, Series G held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stake in a Chinese listed company. The investment fund held by Series G ended its investment period in May 2009. Series H held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stakes in Japanese listed companies. Series G and H investment interests are not redeemable and distributions will be received as the underlying assets held are sold over a period which is not determinable.  There are no unfunded capital commitments with respect to these investments. The fair values for the investments held by Series G and Series H have been estimated using the net asset value of such interests as reported by the respective investment fund.

15

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE F (continued)

The changes in investments at fair value for which the Trust used Level 3 inputs to determine fair value are as follows for the period ended December 31, 2009:

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Balance, July 15, 2009	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Realized loss, investments	-	-	-	-	-	(50,154)	-	-	-	(50,154)
Change in unrealized gain (loss) from investments and foreign currency translation	-	(1,100,694)	-	(14,252,304)	-	-	5,692,544	(647,587)	(1,699,351)	(12,007,392)
Contributed Assets	10,935,798	66,128,594	20,858,318	47,269,354	49,828,641	50,154	23,239,871	22,999,144	1,750,053	243,059,927
Purchases	356,325	-	926,641	-	4,715,738	-	-	-	-	5,998,704
Sales	-	-	-	-	-	-	(2,230,631)	-	-	(2,230,631)
Balance, December 31, 2009	$11,292,123	$65,027,900	$21,784,959	$33,017,050	$54,544,379	$-	$26,701,784	$22,351,557	$50,702	$234,770,454

The net change in unrealized loss from investments held at December 31, 2009, was $12,007,392 and is included in the change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.

16

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2009
(expressed in United States dollars)

NOTE G - RISK MANAGEMENT

The Trust is exposed to a variety of risks, including but not limited to, market risk, concentration and credit risk and liquidity risk. Due to the nature of the Trust and its purpose, its ability to manage these risks is limited to its ability to manage, to the extent possible, the investments it holds until they may be sold.

NOTE H- SUBSEQUENT EVENTS

The Trust has evaluated events and transactions that may have occurred since December 31, 2009 through August 2, 2010, the date the financial statements were available for issuance and has determined the following subsequent events:

At December 31, 2009 Series F and Series G had distributions payable of $30,218,493 and $2,200,000, respectively, and are included in distributions payable in the statement of net assets, which were paid in January 2010 to the beneficiaries.

In February 2010 BNS repaid the debt and outstanding interest in full to Series C and the series was terminated.  In May 2010, $23,615,979 was distributed to the Series C beneficiaries.

17

FINANCIAL STATEMENTS AND
REPORT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

 STEEL PARTNERS II LIQUIDATING SERIES TRUST

December 31, 2010

C O N T E N T S

Page

Report of the Independent Certified Public Accountants	3

Financial Statements

Statement of Net Assets	4

Condensed Schedule of Investments	5 - 6

Statement of Operations	7

Statement of Changes in Net Assets	8

Statement of Cash Flows	9 - 10

Notes to Financial Statements	11 - 18

Audit – Tax – Advisory Grant Thornton LLP 60 Broad Street, 24th Floor New York, NY 10004-2306 T 212.422.1000 F 212.422.0144 www.GrantThornton.com

REPORT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Trustees and the Beneficiaries of
Steel Partners II Liquidating Series Trust

We have audited the accompanying statement of net assets of Steel Partners II Liquidating Series Trust (the “Trust”), including the condensed schedule of investments, as of December 31, 2010, and the related statements of operations, changes in net assets and cash flows for the year ended December 31, 2010.  These financial statements are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steel Partners II Liquidating Series Trust as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
May 10, 2011

Steel Partners II Liquidating Series Trust
Statement of Net Assets
December 31, 2010
(expressed in U.S. dollars)

ASSETS

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total
Investments, at fair value (cost $143,430,688)	$-	$56,242,255	$-	$38,092,961	$-	$-	$26,052,733	$8,052,543	$70,144	$128,510,636
Cash and cash equivalents	9,335	1,184,910	30,143	1,206,188	36,006	-	381,771	9,807,324	1,670,664	14,326,341
Restricted cash	-	81,231	-	54,789	-	-	31,612	28,810	3,558	200,000
Total assets	$9,335	$57,508,396	$30,143	$39,353,938	$36,006	$-	$26,466,116	$17,888,677	$1,744,366	$143,036,977

LIABILITIES AND NET ASSETS

Accrued expenses and other liabilities	$9,335	$-	$30,143	$-	$36,006	$-	$-	$-	$-	$75,484
Total liabilities	9,335	-	30,143	-	36,006	-	-	-	-	75,484
Total net assets	$-	$57,508,396	$-	$39,353,938	$-	$-	$26,466,116	$17,888,677	$1,744,366	$142,961,493

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Condensed Schedule of Investments
December 31, 2010
(expressed in U.S. dollars)

Shares	Series	Cost	Fair Value	Percentage of Net Assets

	Series B
	Common Stock - Insurance, Europe
377,818	Barbican Group Holdings Limited	$78,125	$-	0.0%
	Total	78,125	-	0.0

	Preferred Stock - Insurance, Europe
36,795,718	Barbican Group Holdings Limited	82,720,869	56,242,255	97.8
	Total	82,720,869	56,242,255	97.8
	Total investments, at fair value	$82,798,994	$56,242,255	97.8%

	Series D
	Common Stock - Restaurants, United States
72,236	F&H Acq Corp	$36,117,825	$38,092,961	96.8%
	Total	36,117,825	38,092,961	96.8
	Total investments, at fair value	$36,117,825	$38,092,961	96.8%

	Series G
	Limited Partnership - Asia
	Steel Partners China Access I LP	$13,450,054	$26,052,733	98.4%
	Total	13,450,054	26,052,733	98.4
	Total investments, at fair value	$13,450,054	$26,052,733	98.4%

	Series H
	Limited Partnership - Asia
	Steel Partners Japan Strategic Fund, L.P.	$3,895,212	$8,052,543	45.0%
	Total	3,895,212	8,052,543	45.0
	Total investments, at fair value	$3,895,212	$8,052,543	45.0%

	Series I
	Preferred Stock - United States
	Food - Miscellaneous/Diversified	$678,402	$49,177	2.8%
	Total Preferred Stock	678,402	49,177	2.8

	Debt - United States
	Other	4,890,201	20,967	1.2
	Total	4,890,201	20,967	1.2

	Other - United States
	Other	1,600,000	-	0.0
	Total	1,600,000	-	0.0
	Total investments, at fair value	$7,168,603	$70,144	4.0%

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Statement of Operations
Year ended December 31, 2010
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total
Net realized and unrealized gain (loss) from investment transactions
Realized gain (loss) from investments and foreign currency translation	$164,569	$-	$-	$-	$835,431	$-	$-	$-	$-	$1,000,000
Change in unrealized gain (loss) from investments and foreign currency translation	-	(8,785,645)	-	5,075,911	-	-	(649,051)	(5,673,614)	19,442	(10,012,957)
Realized gain (loss) - other	-	-	-	-	-	-	-	22,349	-	22,349
Total net realized and unrealized gain (loss) from investment transactions and foreign currency translation	164,569	(8,785,645)	-	5,075,911	835,431	-	(649,051)	(5,651,265)	19,442	(8,990,608)
Investment income
Interest	1,420,802	-	435,492	-	10,737,149	-	-	-	-	12,593,443
Total investment income	1,420,802	-	435,492	-	10,737,149	-	-	-	-	12,593,443
Expenses
Professional fees	123,496	27,503	61,976	19,333	536,852	-	18,959	14,667	43,236	846,022
Total expenses	123,496	27,503	61,976	19,333	536,852	-	18,959	14,667	43,236	846,022
Net investment income (loss)	1,297,306	(27,503)	373,516	(19,333)	10,200,297	-	(18,959)	(14,667)	(43,236)	11,747,421
Net income (loss)	$1,461,875	$(8,813,148)	$373,516	$5,056,578	$11,035,728	$-	$(668,010)	$(5,665,932)	$(23,794)	$2,756,813

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Statement of Changes in Net Assets
Year ended December 31, 2010
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Increase (decrease) in net assets from operations
Realized gain (loss) from investments and foreign currency translation	$164,569	$-	$-	$-	$835,431	$-	$-	$-	$-	$1,000,000
Change in unrealized gain (loss) from investments and foreign currency translation	-	(8,785,645)	-	5,075,911	-	-	(649,051)	(5,673,614)	19,442	(10,012,957)
Realized gain (loss) - other	-	-	-	-	-	-	-	22,349	-	22,349
Net investment income (loss)	1,297,306	(27,503)	373,516	(19,333)	10,200,297	-	(18,959)	(14,667)	(43,236)	11,747,421
Net increase (decrease) in net assets from operations	1,461,875	(8,813,148)	373,516	5,056,578	11,035,728	-	(668,010)	(5,665,932)	(23,794)	2,756,813
Increase (decrease) in net assets from capital transactions
Distributions	(14,491,688)	-	(23,615,979)	-	(67,855,516)	-	-	-	-	(105,963,183)
Net decrease in net assets from capital transactions	(14,491,688)	-	(23,615,979)	-	(67,855,516)	-	-	-	-	(105,963,183)
Net increase (decrease) in net assets	(13,029,813)	(8,813,148)	(23,242,463)	5,056,578	(56,819,788)	-	(668,010)	(5,665,932)	(23,794)	(103,206,370)
Net assets at the beginning of year	13,029,813	66,321,544	23,242,463	34,297,360	56,819,788	-	27,134,126	23,554,609	1,768,160	246,167,863
Net assets at the end of year	$-	$57,508,396	$-	$39,353,938	$-	$-	$26,466,116	$17,888,677	$1,744,366	$142,961,493
Cash flows from operating activities

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Statement of Cash Flows
Year ended December 31, 2010
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Cash flows from operating activities
Net income (loss) from operations	$1,461,875	$(8,813,148)	$373,516	$5,056,578	$11,035,728	$-	$(668,010)	$(5,665,932)	$(23,794)	$2,756,813
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized gain (loss) from investments and foreign currency translation	(164,569)	-	-	-	(835,431)	-	-	-	-	(1,000,000)
Change in unrealized gain (loss) from investment and foreign currency transactions	-	8,785,645	-	(5,075,911)	-	-	649,051	5,673,614	(19,442)	10,012,957
Proceeds/repayment of debt distribution from investment	987,232	-	22,766,561	-	5,012,618	-	-	8,625,400	-	37,391,811
Purchases, payment-in-kind	(1,728,732)	-	(981,602)	-	(11,555,285)	-	-	-	-	(14,265,619)
Changes in assets and liabilities
(Increase) decrease in operating assets
Interest receivable	307,946	-	546,116	-	818,166	-	-	-	-	1,672,228
Redemption receivable	-	-	-	-	-	-	-	800,964	-	800,964
Restricted cash	9,816	(28,030)	17,287	(16,190)	40,746	-	(13,042)	(9,729)	(858)	-
Increase (decrease) in operating liabilities Accrued expenses & other liabilities	9,335	-	30,143	-	36,006	(32,928)	-	-	-	42,556
Net cash provided by (used in) operating activities	882,903	(55,533)	22,752,021	(35,523)	4,552,548	(32,928)	(32,001)	9,424,317	(44,094)	37,411,710
Cash flows from financing activities
Capital distributions	(2,293,496)	-	(23,615,979)	-	(5,933,039)	(30,218,493)	(2,200,000)	-	-	(64,261,007)
Net cash (used in) financing activities	(2,293,496)	-	(23,615,979)	-	(5,933,039)	(30,218,493)	(2,200,000)	-	-	(64,261,007)
Net change in cash	(1,410,593)	(55,533)	(863,958)	(35,523)	(1,380,491)	(30,251,421)	(2,232,001)	9,424,317	(44,094)	(26,849,297)
Cash at December 31, 2009	1,419,928	1,240,443	894,101	1,241,711	1,416,497	30,251,421	2,613,772	383,007	1,714,758	41,175,638
Cash at December 31, 2010	$9,335	$1,184,910	$30,143	$1,206,188	$36,006	$-	$381,771	$9,807,324	$1,670,664	$14,326,341

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Statement of Cash Flows (continued)
Year ended December 31, 2010
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Noncash activities:
Noncash assets delivered in exchange *
Notes	$(12,419,494)	$-	$-	$-	$(63,683,396)	$-	$-	$-	$-	$(76,102,890)
Accrued interest	(404,669)	-	-	-	(1,417,791)	-	-	-	-	(1,822,460)
Total noncash assets delivered in exchange	$(12,824,163)	$-	$-	$-	$(65,101,187)	$-	$-	$-	$-	$(77,925,350)
Noncash assets received in exchange * Units (Notes & Warrants)	$12,001,500	$-	$-	$-	$60,924,000	$-	$-	$-	$-	$72,925,500

Total noncash assets received in exchange	$12,001,500	$-	$-	$-	$60,924,000	$-	$-	$-	$-	$72,925,500
Noncash assets distributed to beneficiaries*
Units (Notes & Warrants)	$12,001,500	$-	$-	$-	$60,924,000	$-	$-	$-	$-	$72,925,500
Accrued interest	196,692	-	-	-	998,477	-	-	-	-	1,195,169
Total noncash assets distributed to beneficiaries	$12,198,192	$-	$-	$-	$61,922,477	$-	$-	$-	$-	$74,120,669

* Exchange transaction with respect to Bairnco Corporation and Handy & Harman debt held by Series A and E, respectively and subsequent distribution to beneficiaries - see note E.

The accompanying notes are an integral part of this statement.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements
December 31, 2010
(expressed in U.S. dollars)

NOTE A - ORGANIZATION

Steel Partners II Liquidating Series Trust (the “Trust”), a Delaware statutory trust, was formed and commenced operations on July 15, 2009.  The purpose of the Trust is to effect the orderly liquidation of certain assets previously held by Steel Partners II, L.P. (“SPII”) in connection with the withdrawal of the limited partners of Steel Partners II (Onshore) L.P. (the “Onshore Fund”).

The Trust is divided into Series A through I (each a “Series”).  Each Series is separate and distinct with respect to its assets, liabilities and net assets.  Each individual Series has no liability or claim with respect to the liabilities or assets, respectively, of the other Series.  Each Series shares in the costs, assets and liabilities, if any, that are not specifically attributable to a particular Series.

Steel Partners II GP LLC is the liquidating trustee (the “Liquidating Trustee”).  CSC Trust Company of Delaware (“CSC”) is the Delaware trustee whose responsibilities are generally limited to providing certain services in connection with the administration of the Trust.  Steel Partners LLC is the investment manager of the Trust (the “Investment Manager”).  The Liquidating Trustee and the Investment Manager are under common control.

On July 15, 2009, SPII contributed $243,832,751 of non-cash assets and $39,235,001 of cash to the Trust and became the initial beneficiary of each Series.  In connection with the full withdrawal of the limited partners of the Onshore Fund on July 15, 2009, 56.25% of the beneficial interests of each Series were transferred to certain of the withdrawing limited partners, and SPII retained 43.75% of the beneficial interests of each Series.  SPII held certain assets of the Trust for the benefit of the Trust as its nominee until such assets could be assigned to the Trust.  As of December 31, 2009, SPII held no assets on behalf of the Trust.  The Investment Manager serves as the manager of SPII and its parent, Steel Partners Holdings L.P. (“SPH”).  SPII is a wholly owned subsidiary of SPH.

In December 2009 Series F was terminated.  In February 2010 Series C was terminated.  In December 2010 Series A and E were terminated.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  On June 3, 2009, the Financial Accounting Standards Board (“FASB”) approved the FASB Accounting Standards Codification (“ASC”) to provide a consistent reference for all authoritative nongovernmental US GAAP.  The Codification is effective for interim and annual periods ending after September 15, 2009.  The Codification replaces the historical standards-based referencing with a topic-based model organized by ASC number.  Subsequent authoritative US GAAP will be communicated via a new FASB document called an “Accounting Standards Update” (“ASU”).  The Trust is using the Accounting Standards Codification for all footnote disclosures included herein and where appropriate has indicated the FASB references that were applicable prior to the ASC.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

NOTE B (continued)

The following are the significant accounting policies adopted by the Trust:

Cash and Cash Equivalents and Restricted Cash

All cash and cash equivalents are maintained in money-market accounts held with an internationally recognized institutional fund.  Restricted cash collateralizes certain indemnification undertakings of the Trust to CSC and is maintained in money-market accounts held with an internationally recognized institutional fund.

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from the estimates and differences may be material.

Investments and Income

Transactions and related revenues and expenses are recorded on a trade-date basis.  Interest and dividend income are accrued as earned.

Taxation

The Trust is treated as a grantor trust for all federal, state and local tax purposes.  Accordingly, no provision for income taxes has been made since all items of gain, loss, income and expense are allocable to the beneficiaries for inclusion in their respective income tax returns.

In accordance with the FASB’s rules on Accounting for Uncertainty in Income Taxes, a tax position can be recognized in the financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position.  A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement.  A liability is established for differences between positions taken in tax returns and amounts recognized in the financial statements.

As of December 31, 2010, the Trust has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.  The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

The Trust files grantor trust tax returns for federal and state purposes.  The statute of limitation remains open to examine the Trust’s tax returns filed for the short tax period ended December 31, 2009 and the year ended December 31, 2010.  To date, no examinations are in progress.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

NOTE B (continued)

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rates prevailing at the reporting date.  Foreign currency transactions are translated at the rate in effect at the date of the transaction.  Realized foreign exchange gains and losses arising from the sale of foreign currency investments (if any) are recorded within realized gain (loss) from investments and foreign currency translation included in the statement of operations.  Unrealized foreign exchange gains and losses arising from changes in the value of investments relating to changes in exchange rates are included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.  Realized gains (losses) in foreign currency transactions from the translation of assets and liabilities other than investments are included within realized gain (loss) - other in the statement of operations.

NOTE C - RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2010-6, “Improving Disclosures About Fair Value Measurements” (“ASU 2010-6”).  The guidance in ASU 2010-6 requires additional disclosures on transfers in and out of the Levels 1 and 2 fair value measurements in the fair value hierarchy and the reasons for the transfers.  In addition the guidance requires that Level 3 purchases, sales, issuances and settlements activity on the Level 3 reconciliation be presented on a gross basis rather than a net basis.  The new guidance also requires additional fair value measurement disclosures for each class of assets and liabilities; and, further disclosure on valuation techniques and inputs used to measure fair value for fair value measurements within Level 2 and Level 3.  ASU 2010-6 is effective for interim periods and annual periods beginning after December 15, 2009, except for the Level 3 reconciliation disclosures which are effective for fiscal years beginning after December 15, 2010.  The adoption of ASU 2010-6 is not expected to have a material impact on the Trust’s net assets or results of operation.

NOTE D - ALLOCATION OF NET INCOME OR LOSS

The net income or loss for each Series is allocated among the beneficiaries in proportion to their respective beneficial interests.

NOTE E - RELATED PARTY TRANSACTIONS

The Liquidating Trustee and the Investment Manager receive no compensation with respect to the services each provides to the Trust.  The Liquidating Trustee and the Investment Manager are reimbursed for any expenses incurred by or paid on behalf of the Trust and are reimbursed for all costs and expenses they incur in connection with the services they provide to the Trust.  The total for expenses paid by the Investment Manager on behalf of the Trust is $469,555 for the year ended December 31, 2010.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

NOTE E (continued)

The investments held by Series A and Series E consisted of debt securities of wholly-owned subsidiaries of Handy and Harman, Ltd. (“HNH”) (formerly known as WHX Corporation), a majority-owned subsidiary of SPH.  During the year ended December 31, 2010, Series A and E recorded interest income of $1,420,802 and $10,737,149 respectively, from these investments and is included in the statement of operations.  Based on the exchange, Series A and E recognized a realized gain of $164,569 and $835,431 respectively, from these investments and is included in the statement of operations.  On October 15, 2010, HNH, through a newly formed subsidiary, Handy & Harman Group Ltd. (“H&H Group”), refinanced substantially all of its indebtedness in a simplified lending structure principally with its existing lenders or their affiliates, including the Trust.  On October 15, 2010, H&H Group refinanced the prior indebtedness of Bairnco Corporation (“Bairnco”) held by Series A and Handy & Harman (“H&H”) held by Series E in accordance with the terms of an exchange agreement.  Pursuant to the exchange agreement with respect to the Bairnco indebtedness held by Series A, H&H Group made a $987,232 cash payment in partial satisfaction of prior indebtedness to Series A and exchanged the remainder of the prior obligations for units consisting of (a) $12,001,500 aggregate principal amount of 10% subordinated secured notes due 2017 (the “Subordinated Notes”) issued by H&H Group and (b) warrants (the “Warrants”) to purchase an aggregate of 246,990.87 shares of HNH common stock, with an aggregate fair value of $12,001,500. The Warrants have an exercise price of $11.00 per share and are exercisable beginning October 14, 2013.  The Subordinated Notes bear interest at a rate of 10%, 6% of which is payable in cash and 4% of which is payable in-kind.  The Subordinated Notes, together with any accrued and unpaid interest thereon is due on October 15, 2017.  Pursuant to the exchange agreement with respect to the H&H indebtedness held by Series E, H&H Group made a $5,012,618 cash payment in partial satisfaction of prior indebtedness to Series E and exchanged the remainder of the prior obligations for units consisting of (a) $60,924,000 aggregate principal amount the Subordinated Notes and (b) Warrants to purchase an aggregate of 1,253,815.92 shares of HNH common stock, with an aggregate fair value of $60,924,000.  On December 14, 2010, Series A and Series E distributed to their beneficiaries on a pro rata basis the Subordinated Notes of $12,001,500 and $60,924,000, respectively (together with accrued interest of $196,692 and $998,477, respectively) and the 246,990.87 and 1,253,815.92 Warrants, respectively, received as described above.  On December 29, 2010, Series A and Series E distributed to their beneficiaries on a pro rata basis $2,293,496 and $5,933,039 of cash, respectively.

Series C had an investment that consisted of a debt security of BNS Holding, Inc. (“BNS”), a majority- owned subsidiary of SPH.  During the year ended December 31, 2010, Series C recorded interest income of $435,492 on its investment and is included in the statement of operations.  On February 18, 2010 BNS repaid Series C the debt and outstanding interest in full.  In May 2010, $23,615,979 was distributed pro rata to the Series C beneficiaries.

The investment held by Series G is an investment in Steel Partners China Access I L.P., a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the year ended December 31, 2010, Series G recorded an unrealized loss of $649,035 on its investment and is included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

NOTE E (continued)

The investment held by Series H is an investment in Steel Partners Japan Strategic Fund, L.P. (“SPJ”), a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the year ended December 31, 2010, Series H recorded an unrealized loss of $5,673,614 on its investment and is included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.  On December 22, 2010, Series H received an $8,625,400 distribution from SPJ.  On March 22, 2011, $9,500,000 was distributed pro rata to the Series H beneficiaries.

Officers of the Investment Manager and employees of its affiliates hold executive level positions and/or board memberships in certain of the Trust’s investments.

NOTE F - INVESTMENTS AT FAIR VALUE

The Trust complies with ASC 820 (formerly SFAS No. 157) “Fair Value Measurements,” which establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 are listed equities.

Level 2 –
Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies.  Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities.

Level 3 –
Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.  The inputs into the determination of fair value require significant management judgment or estimation.  Investments in this category include investments in private companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

NOTE F (continued)

The Trust employs various methods within the market approach, income approach and/or cost approach and has also considered whether there were observable inputs.  Certain discounts and other judgment factors were applied to arrive at the investments’ fair value.  The Trust’s private investments are valued utilizing unobservable pricing inputs.  The Trust’s determination of fair value is based upon the best information available for a given circumstance and may incorporate assumptions that are management’s best estimates after consideration of a variety of internal and external factors.  The valuation methodology applied for each is determined based on the nature of the investment.  For private equity investments a market multiples approach that considers a specified financial measure (such as EBITDA or net tangible book value) and recent public market and private transactions and other available measures for valuing comparable companies may be used.  A discounted cash flow approach may be used where significant assumptions and judgments are incorporated, including estimates of assumed growth rates, terminal values, discount rates, capital structure and other factors.  For private debt investments, the valuation method considers comparable market yields for such instruments and recovery assumptions.  The Trust may utilize observable pricing inputs and assumptions in determining the fair value of our private investments.  Observable and unobservable pricing inputs and assumptions may differ by investment and in the application of the valuation methodologies.  The reported fair value estimates could vary materially if different unobservable pricing inputs and other assumptions were used.

At December 31, 2010, all investments held by each Series are Level 3 investments.

At December 31, 2010, Series G held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stake in a Chinese listed company.  The investment fund held by Series G ended its investment period in May 2009.  Series H held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stakes in Japanese listed companies.  Series G and H investment interests are not redeemable and distributions will be received as the underlying assets held are sold over a period which is not determinable.  There are no unfunded capital commitments with respect to these investments.  The fair values for the investments held by Series G and Series H have been estimated using the net asset value of such interests as reported by the respective investment fund.

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2010
(expressed in U.S. dollars)

The changes in investments at fair value for which the Trust used Level 3 inputs to determine fair value are as follows for the year ended December 31, 2010:

	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Series I	Total

Balance, January 1, 2010	$11,292,123	$65,027,900	$21,784,959	$33,017,050	$54,544,379	$-	$26,701,784	$22,351,557	$50,702	$234,770,454
Realized gain (loss) from investments and foreign currency translation	164,569	-	-	-	835,431	-	-	-	-	1,000,000
Change in unrealized gain (loss) from investments and foreign currency translation	-	(8,785,645)	-	5,075,911	-	-	(649,051)	(5,673,614)	19,442	(10,012,957)
Distributed Assets	(12,198,192)	-	-	-	(61,922,477)	-	-	-	-	(74,120,669)
Purchases	1,728,732	-	981,602	-	11,555,285	-	-	-	-	14,265,619
Sales	(987,232)	-	(22,766,561)	-	(5,012,618)	-	-	(8,625,400)	-	(37,391,811)
Balance, December 31, 2010	$-	$56,242,255	$-	$38,092,961	$-	$-	$26,052,733	$8,052,543	$70,144	$128,510,636

The net change in unrealized gain (loss) from investments held at December 31, 2010, was $10,012,957 and is included in the change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.

NOTE G - RISK MANAGEMENT

The Trust is exposed to a variety of risks, including but not limited to, market risk, concentration and credit risk and liquidity risk. Due to the nature of the Trust and its purpose, its ability to manage these risks is limited to its ability to manage, to the extent possible, the investments it holds until they may be sold.  All cash as of December 31, 2010 is held as such that it is not subject to federal deposit insurance.

NOTE H - SUBSEQUENT EVENTS

The Trust has evaluated events and transactions that have occurred since December 31, 2010 through May 10, 2011, the date the financial statements were available for issuance and has determined the following subsequent events:

On March 22, 2011, $9,500,000 was distributed pro rata to the Series H beneficiaries.

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

STEEL PARTNERS II LIQUIDATING SERIES TRUST

December 31, 2011

C O N T E N T S

Page

Report of Independent Certified Public Accountants	3

Financial Statements

Statement of Net Assets	4

Condensed Schedule of Investments	5 - 6

Statement of Operations	7

Statement of Changes in Net Assets	8

Statement of Cash Flows	9

Notes to Financial Statements	10 - 16

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Trustees and the Beneficiaries of
Steel Partners II Liquidating Series Trust

We have audited the accompanying statement of net assets of Steel Partners II Liquidating Series Trust (the “Trust”), including the condensed schedule of investments, as of December 31, 2011, and the related statements of operations, changes in net assets and cash flows for the year then ended.  These financial statements are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steel Partners II Liquidating Series Trust as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
March 5, 2012

3

Steel Partners II Liquidating Series Trust
Statement of Net Assets
December 31, 2011
(expressed in U.S. dollars)

ASSETS

	Series A	Series B	Series C	Series D	Series E	Series G	Series H	Series I	Total

Investments, at fair value (cost $150,530,987)	$-	$36,284,258	$-	$25,734,479	$-	$21,440,845	$7,671,858	$903,616	$92,035,056
Cash and cash equivalents	-	1,148,754	-	1,144,286	-	360,797	290,568	2,323,015	5,267,420
Restricted cash	-	81,231	-	54,789	-	31,612	28,810	3,558	200,000
Total assets	$-	$37,514,243	$-	$26,933,554	$-	$21,833,254	$7,991,236	$3,230,189	$97,502,476

LIABILITIES AND NET ASSETS

Total net assets	$-	$37,514,243	$-	$26,933,554	$-	$21,833,254	$7,991,236	$3,230,189	$97,502,476

The accompanying notes are an integral part of this statement.

4

Steel Partners II Liquidating Series Trust
Condensed Schedule of Investments
December 31, 2011
(expressed in U.S. dollars)

				Percentage
Principal/			Fair	of Series
Shares	Series	Cost	Value	Net Assets

	Series B

	Common Stock - Insurance, Europe
377,818	Barbican Group Holdings Limited	$62,038	$-	0.0%
	Total	62,038	-	0.0

	Preferred Stock - Insurance, Europe
36,795,718	Barbican Group Holdings Limited	66,066,556	36,284,258	96.7
	Total	66,066,556	36,284,258	96.7

	Total investments, at fair value	$66,128,594	$36,284,258	96.7%

	Series D

	Common Stock - Restaurants, United States
72,236	F&H Acq Corp	$47,269,354	$25,734,479	95.6%
	Total	47,269,354	25,734,479	95.6

	Total investments, at fair value	$47,269,354	$25,734,479	95.6%

	Series G

	Limited Partnership - Asia
	Steel Partners China Access I LP
	(which holds an investment in the Heng
	Feng Paper Company of 13,096,104 shares)	$21,009,240	$21,440,845	98.2%
	Total	21,009,240	21,440,845	98.2

	Total investments, at fair value	$21,009,240	$21,440,845	98.2%

	Series H

	Limited Partnership - Asia
	Steel Partners Japan Strategic Fund, L.P.
	(which holds an investment in Aderans
	Co Ltd of 501,975 shares)	$14,373,745	$7,671,858	96.0%
	Total	14,373,745	7,671,858	96.0

	Total investments, at fair value	$14,373,745	$7,671,858	96.0%

The accompanying notes are an integral part of this statement.

5

Steel Partners II Liquidating Series Trust
Condensed Schedule of Investments (continued)
December 31, 2011
(expressed in U.S. dollars)

				Percentage
Principal/			Fair	of Series
Shares	Series	Cost	Value	Net Assets

	Series I

	Debt - United States
1,284,697	California Waste Services LLC - Promissory Note B	$872,277	$484,845	15.0%
1,253,008	California Waste Services LLC - Promissory Note C	853,912	416,750	12.9
	Other	23,865	2,021	0.1
	Total	1,750,054	903,616	28.0

	Total investments, at fair value	$1,750,054	$903,616	28.0%

	All Series

	Total investments, at fair value	$150,530,987	$92,035,056

The accompanying notes are an integral part of this statement.

6

Steel Partners II Liquidating Series Trust
Statement of Operations
Year ended December 31, 2011
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series G	Series H	Series I	Total

Net realized and unrealized gain (loss) from investment transactions
Realized gain from investments and foreign currency translation	$-	$-	$-	$-	$-	$-	$-	$689,690	$689,690
Change in unrealized gain (loss) from investments and foreign currency translation	-	(19,957,997)	-	(12,358,482)	-	(4,611,888)	(380,685)	833,472	(36,475,580)
Realized gain (loss) - other	-	-	-	-	-	-	-	-	-
Total net realized and unrealized gain (loss) from investment transactions and foreign currency translation	-	(19,957,997)	-	(12,358,482)	-	(4,611,888)	(380,685)	1,523,162	(35,785,890)
Investment income
Interest	-	114	-	115	-	36	38	213	516
Total investment income	-	114	-	115	-	36	38	213	516
Expenses
Professional fees	-	36,270	-	62,017	-	21,010	16,794	37,552	173,643
Total expenses	-	36,270	-	62,017	-	21,010	16,794	37,552	173,643
Net investment loss	-	(36,156)	-	(61,902)	-	(20,974)	(16,756)	(37,339)	(173,127)
Net income (loss)	$-	$(19,994,153)	$-	$(12,420,384)	$-	$(4,632,862)	$(397,441)	$1,485,823	$(35,959,017)

The accompanying notes are an integral part of this statement.

7

Steel Partners II Liquidating Series Trust
Statement of Changes in Net Assets
Year ended December 31, 2011
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series G	Series H	Series I	Total

Increase (decrease) in net assets from operations
Realized gain from investments and foreign currency translation	$-	$-	$-	$-	$-	$-	$-	$689,690	$689,690
Change in unrealized gain (loss) from investments and foreign currency translation	-	(19,957,997)	-	(12,358,482)	-	(4,611,888)	(380,685)	833,472	(36,475,580)
Net investment income loss	-	(36,156)	-	(61,902)	-	(20,974)	(16,756)	(37,339)	(173,127)
Net increase (decrease) in net assets from operations	-	(19,994,153)	-	(12,420,384)	-	(4,632,862)	(397,441)	1,485,823	(35,959,017)
Decrease in net assets from capital transactions
Distributions	-	-	-	-	-	-	(9,500,000)	-	(9,500,000)
Net decrease in net assets from capital transactions	-	-	-	-	-	-	(9,500,000)	-	(9,500,000)
Net increase (decrease) in net assets	-	(19,994,153)	-	(12,420,384)	-	(4,632,862)	(9,897,441)	1,485,823	(45,459,017)
Net assets at the beginning of year	-	57,508,396	-	39,353,938	-	26,466,116	17,888,677	1,744,366	142,961,493
Net assets at the end of year	$-	$37,514,243	$-	$26,933,554	$-	$21,833,254	$7,991,236	$3,230,189	$97,502,476

The accompanying notes are an integral part of this statement.

8

Steel Partners II Liquidating Series Trust
Statement of Cash Flows
Year ended December 31, 2011
(expressed in U.S. dollars)

	Series A	Series B	Series C	Series D	Series E	Series G	Series H	Series I	Total
Cash flows from operating activities
Net income (loss) from operations	$-	$(19,994,153)	$-	$(12,420,384)	$-	$(4,632,862)	$(397,441)	$1,485,823	$(35,959,017)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized gain (loss) from investment and foreign currency transactions	-	19,957,997	-	12,358,482	-	4,611,888	380,685	(833,472)	36,475,580
Changes in assets and liabilities
Decrease in operating liabilities
Accrued expenses & other liabilities	(9,335)	-	(30,143)	-	(36,006)	-	-	-	(75,484)
Net cash provided by (used in) operating activities	(9,335)	(36,156)	(30,143)	(61,902)	(36,006)	(20,974)	(16,756)	652,351	441,079
Cash flows from financing activities
Capital distributions	-	-	-	-	-	-	(9,500,000)	-	(9,500,000)
Net cash used in financing activities	-	-	-	-	-	-	(9,500,000)	-	(9,500,000)
Net change in cash and cash equivalents	(9,335)	(36,156)	(30,143)	(61,902)	(36,006)	(20,974)	(9,516,756)	652,351	(9,058,921)
Cash and Cash Equivalents, December 31, 2010	9,335	1,184,910	30,143	1,206,188	36,006	381,771	9,807,324	1,670,664	14,326,341
Cash and Cash Equivalents, December 31, 2011	$-	$1,148,754	$-	$1,144,286	$-	$360,797	$290,568	$2,323,015	$5,267,420

The accompanying notes are an integral part of this statement.

9

Steel Partners II Liquidating Series Trust
Notes to Financial Statements
December 31, 2011
(expressed in U.S. dollars)

NOTE A - ORGANIZATION

Steel Partners II Liquidating Series Trust (the “Trust”), a Delaware statutory trust, was formed and commenced operations on July 15, 2009.  The purpose of the Trust is to effect the orderly liquidation of certain assets previously held by Steel Partners II, L.P. (“SPII”) in connection with the withdrawal of the limited partners of Steel Partners II (Onshore) L.P. (the “Onshore Fund”).

The Trust is divided into Series A through I (each a “Series”).  Each Series is separate and distinct with respect to its assets, liabilities and net assets.  Each individual Series has no liability or claim with respect to the liabilities or assets, respectively, of the other Series.  Each Series shares in the costs, assets and liabilities, if any, that are not specifically attributable to a particular Series.

Steel Partners II GP LLC is the liquidating trustee (the “Liquidating Trustee”).  CSC Trust Company of Delaware (“CSC”) is the Delaware trustee whose responsibilities are generally limited to providing certain services in connection with the administration of the Trust including custody of cash and cash equivalents.  Until December 31, 2011 Steel Partners LLC (“SPLLC”) was the investment manager of the Trust (the “Investment Manager”).  Effective December 31, 2011 SP General Services LLC (“SPGS”) an affiliate of SPLLC became the investment manager. The Liquidating Trustee and SPGS are under common control. The Liquidating Trustee and SPLLC were under common control until December 31, 2011.

On July 15, 2009, SPII contributed $243,832,751 of non-cash assets and $39,235,001 of cash to the Trust and became the initial beneficiary of each Series.  In connection with the full withdrawal of the limited partners of the Onshore Fund on July 15, 2009, 56.25% of the beneficial interests of each Series were transferred to certain of the withdrawing limited partners, and SPII retained 43.75% of the beneficial interests of each Series.  SPII held certain assets of the Trust for the benefit of the Trust as its nominee until such assets could be assigned to the Trust.  As of December 31, 2009, SPII held no assets on behalf of the Trust.  The Investment Manager serves as the manager of SPII and its parent, Steel Partners Holdings L.P. (“SPH”).  SPII is a wholly owned subsidiary of SPH.

In December 2009 Series F was terminated.  In February 2010 Series C was terminated.  In December 2010 Series A and E were terminated.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  On June 3, 2009, the Financial Accounting Standards Board (“FASB”) approved the FASB Accounting Standards Codification (“ASC”) to provide a consistent reference for all authoritative nongovernmental US GAAP.  The Codification is effective for interim and annual periods ending after September 15, 2009.  The Codification replaces the historical standards-based referencing with a topic-based model organized by ASC number.  Subsequent authoritative US GAAP will be communicated via a new FASB document called an “Accounting Standards Update” (“ASU”).  The Trust is using the Accounting Standards

10

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)

NOTE B (continued)

Codification for all footnote disclosures included herein and where appropriate has indicated the FASB references that were applicable prior to the ASC.

The following are the significant accounting policies adopted by the Trust:

Cash and Cash Equivalents and Restricted Cash

All cash and cash equivalents are maintained by CSC in money-market funds held with an internationally recognized institutional fund.  Restricted cash collateralizes certain indemnification undertakings of the Trust to CSC and is also maintained in the same money-market funds.

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires the Trust management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from the estimates and differences may be material.

Investments and Income

Transactions and related revenues and expenses are recorded on a trade-date basis.  Interest and dividend income are accrued as earned.

Taxation

The Trust is treated as a grantor trust for all federal, state and local tax purposes.  Accordingly, no provision for income taxes has been made since all items of gain, loss, income and expense are allocable to the beneficiaries for inclusion in their respective income tax returns.

In accordance with the FASB’s rules on Accounting for Uncertainty in Income Taxes, a tax position can be recognized in the financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position.  A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement.  A liability is established for differences between positions taken in tax returns and amounts recognized in the financial statements.

As of December 31, 2011, the Trust has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.  The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

11

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)

NOTE B (continued)

The Trust files grantor trust tax returns for federal and state purposes.  The statute of limitation remains open to examine the Trust’s tax returns filed for the short tax period ended December 31, 2009 through the year ended December 31, 2011.  To date, no examinations are in progress.

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rates prevailing at the reporting date.  Foreign currency transactions are translated at the rate in effect at the date of the transaction.  Realized foreign exchange gains and losses arising from the sale of foreign currency investments (if any) are recorded within realized gain (loss) from investments and foreign currency translation included in the statement of operations.  Unrealized foreign exchange gains and losses arising from changes in the value of investments relating to changes in exchange rates are included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.  Realized gains (losses) in foreign currency transactions from the translation of assets and liabilities other than investments are included within realized gain (loss) - other in the statement of operations.

NOTE C - RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued guidance related to fair value measurements.  This guidance changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  For many of the requirements, the guidance does not result in a change in the application of the current fair value measurement and disclosure requirements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements.  Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  This guidance will be effective for interim and annual reporting periods beginning after December 15, 2011.  The adoption of this guidance is not expected to have a material impact on the Trust’s net assets or results of operations.

NOTE D - ALLOCATION OF NET INCOME OR LOSS

The net income or loss for each Series is allocated among the beneficiaries in proportion to their respective beneficial interests.

NOTE E - RELATED PARTY TRANSACTIONS

The Liquidating Trustee and the Investment Manager receive no compensation with respect to the services each provides to the Trust.  The Liquidating Trustee and the Investment Manager are reimbursed for any expenses incurred by or paid on behalf of the Trust and are reimbursed for all costs and expenses they incur in connection with the services they provide to the Trust.  The total for expenses

12

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)

NOTE E (continued)

paid by the Investment Manager on behalf of the Trust is $204,982 for the year ended December 31, 2011.

The investment held by Series G is an investment in Steel Partners China Access I L.P., a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the year ended December 31, 2011, Series G recorded an unrealized loss of $4,611,888 on its investment and is included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations. The investment held by Series H is an investment in Steel Partners Japan Strategic Fund, L.P. (“SPJ”), a limited partnership which is co-managed by certain affiliates of the Investment Manager.  During the year ended December 31, 2011, Series H recorded an unrealized loss of $380,685 on its investment and is included within change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.  On March 22, 2011, $9,500,000 was distributed pro rata to the Series H beneficiaries.  Officers of the Investment Manager and employees of its affiliates hold executive level positions and/or board memberships in certain of the Trust’s investments.

NOTE F - INVESTMENTS AT FAIR VALUE

The Trust complies with ASC 820 (formerly SFAS No. 157) “Fair Value Measurements,” which establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 are listed equities.

Level 2 –
Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies.  Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities.

Level 3 –
Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.  The inputs into the determination of fair value require significant management judgment or estimation.  Investments in this category include investments in private companies.

13

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)

NOTE F (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Trust employs various methods within the market approach, income approach and/or cost approach and has also considered whether there were observable inputs.  Certain discounts and other judgment factors were applied to arrive at the investments’ fair value.  The Trust’s private investments are valued utilizing unobservable pricing inputs.  The Trust’s determination of fair value is based upon the best information available for a given circumstance and may incorporate assumptions that are management’s best estimates after consideration of a variety of internal and external factors.  The valuation methodology applied for each is determined based on the nature of the investment.  For private equity investments a market multiples approach that considers a specified financial measure (such as EBITDA or net tangible book value) and recent public market and private transactions and other available measures for valuing comparable companies may be used.  A discounted cash flow approach may be used where significant assumptions and judgments are incorporated, including estimates of assumed growth rates, terminal values, discount rates, capital structure and other factors.  For private debt investments, the valuation method considers comparable market yields for such instruments and recovery assumptions.  The Trust may utilize observable pricing inputs and assumptions in determining the fair value of our private investments.  Observable and unobservable pricing inputs and assumptions may differ by investment and in the application of the valuation methodologies.  The reported fair value estimates could vary materially if different unobservable pricing inputs and other assumptions were used.

At December 31, 2011, all investments held by each Series are Level 3 investments.

At December 31, 2011, Series G held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stake in a Chinese listed company.  The investment fund held by Series G ended its investment period in May 2009.  Series H held an investment in an investment fund whose objective is to achieve capital appreciation with respect to its stakes in Japanese listed companies.  Series G and H investment interests are not redeemable and distributions will be received as the underlying assets held are sold over a period which is not determinable.  There are no unfunded capital commitments with respect to these investments.  The fair values for the investments held by Series G and Series H have been estimated using the net asset value of such interests as reported by the respective investment fund.

14

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)

The changes in investments at fair value for which the Trust used Level 3 inputs to determine fair value are as follows for the year ended December 31, 2011:

	Series A	Series B	Series C	Series D	Series E	Series G	Series H	Series I	Total

Balance, January 1, 2011	$-	$56,242,255	$-	$38,092,961	$-	$26,052,733	$8,052,543	$70,144	$128,510,636
Change in unrealized gain (loss) from investments and foreign currency translation	-	(19,957,997)	-	(12,358,482)	-	(4,611,888)	(380,685)	833,472	(36,475,580)
Realized gain from investments and foregin currency translation	-	-	-	-	-	-	-	689,690	689,690
Purchases	-	-	-	-	-	-	-	-	-
Sales	-	-	-	-	-	-	-	(689,690)	(689,690)
Balance, December 31, 2011	$-	$36,284,258	$-	$25,734,479	$-	$21,440,845	$7,671,858	$903,616	$92,035,056
Changes in unrealized gain (loss) from investments held at December 31, 12011	-	(19,957,997)	-	(12,358,482)	-	(4,611,888)	(380,685)	882,649	(36,426,403)

The net change in unrealized gain (loss) from investments still held at December 31, 2011, was $36,426,403 and is included in the change in unrealized gain (loss) from investments and foreign currency translation in the statement of operations.

15

Steel Partners II Liquidating Series Trust
Notes to Financial Statements (continued)
December 31, 2011
(expressed in U.S. dollars)
NOTE G - RISK MANAGEMENT

The Trust is exposed to a variety of risks, including but not limited to, market risk, concentration and credit risk and liquidity risk.  Due to the nature of the Trust and its purpose, its ability to manage these risks is limited to its ability to manage, to the extent possible, the investments it holds until they may be sold.  All cash as of December 31, 2011 is held such that it is not subject to federal deposit insurance.

NOTE H - SUBSEQUENT EVENTS

The Trust has evaluated events and transactions that have occurred since December 31, 2011 through March 5, 2012, the date the financial statements were available for issuance and has determined there are no subsequent events, that would require disclosure.

16